UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 24, 2004

UNIVERSAL FOREST PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 2801 East Beltline, N.E. Grand Rapids, Michigan (Address of principal executive office)	00-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.) 49525 (Zip Code)

Registrant’s telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 24, 2004, Universal Forest Products appointed Mark A. Murray to its Board of Directors. Mr. Murray has served as President of Grand Valley State University since July 2001. Prior to his appointment to the presidency of Grand Valley State University, Mr. Murray was employed by the State of Michigan, most recently as Treasurer for the State of Michigan. It is expected that Mr. Murray will be appointed to the Audit Committee.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 30, 2004	UNIVERSAL FOREST PRODUCTS, INC. (Registrant) By: /s/ Michael R. Cole —————————————— Michael R. Cole Principal Financial Officer and Treasurer